UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2003

(Date of earliest event reported)

InterTAN, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10062	75-2130875
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

279 Bayview Drive
Barrie, Ontario, Canada	L4M 4W5
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code:

(705) 728-6242

ITEM 7.          Financial Statements and Exhibits

The following is furnished as an Exhibit to this Report.

Exhibit No.     Description of Exhibit

99.1                 Press Release issued October 9, 2003.

ITEM 12.         Results of Operations and Financial Condition

On October 9, 2003, InterTAN, Inc. issued a press release announcing its sales results for the month of September 30, 2003 and quarterly sales results expressed as a percentage increase for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

InterTAN, Inc.

October 9, 2003	By:	/S/ JEFFREY A. LOSCH

Jeffrey A. Losch
Senior Vice President Secretary and General Counsel

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